Contingencies, Commitments and Guarantees	3 Months Ended
Mar. 31, 2017
Contingencies, Commitments and Guarantees disclosure
Contingencies, Commitments and Guarantees disclosure [Text Block]

12.          CONTINGENCIES, COMMITMENTS AND GUARANTEES

Contingencies

The major pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the Company or any of its subsidiaries is a party or to which any of the Company’s properties is subject are described below.

Asbestos and Environmental Claims and Litigation

In the ordinary course of its insurance business, the Company has received and continues to receive claims for insurance arising under policies issued by the Company asserting alleged injuries and damages from asbestos- and environmental-related exposures that are the subject of related coverage litigation. The Company is defending asbestos- and environmental-related litigation vigorously and believes that it has meritorious defenses; however, the outcomes of these disputes are uncertain.  In this regard, the Company employs dedicated specialists and aggressive resolution strategies to manage asbestos and environmental loss exposure, including settling litigation under appropriate circumstances.  Currently, it is not possible to predict legal outcomes and their impact on the future development of claims and litigation relating to asbestos and environmental claims. Any such development will be affected by future court decisions and interpretations, as well as changes in applicable legislation. Because of these uncertainties, additional liabilities may arise for amounts in excess of the Company’s current insurance reserves. In addition, the Company’s estimate of ultimate claims and claim adjustment expenses may change. These additional liabilities or increases in estimates, or a range of either, cannot now be reasonably estimated and could result in income statement charges that could be material to the Company’s results of operations in future periods.

Other Proceedings Not Arising Under Insurance Contracts or Reinsurance Agreements

The Company is involved in other lawsuits, including lawsuits alleging extra-contractual damages relating to insurance contracts or reinsurance agreements, that do not arise under insurance contracts or reinsurance agreements.  The legal costs associated with such lawsuits are expensed in the period in which the costs are incurred.  Based upon currently available information, the Company does not believe it is reasonably possible that any such lawsuit or related lawsuits would be material to the Company’s results of operations or would have a material adverse effect on the Company’s financial position or liquidity.

Gain Contingency

On August 17, 2010, in a reinsurance dispute in New York state court captioned United States Fidelity & Guaranty Company v. American Re-Insurance Company, et al., the trial court granted summary judgment for United States Fidelity and Guaranty Company (USF&G), a subsidiary of the Company, and denied summary judgment for the reinsurers. The Court of Appeals largely affirmed the entry of summary judgment, but remanded two discrete issues for trial. Thereafter, the reinsurers filed a motion with the trial court to change venue, and the trial court denied the motion.

On November 7, 2016, the Company agreed to a settlement with one of the three defendants then remaining in this dispute. The Company received payment under the settlement in the fourth quarter of 2016 and, as a result, recognized a $126 million pre-tax ($82 million after-tax) gain in the fourth quarter, which was included in “other revenues” in the consolidated statement of income for the year ended December 31, 2016.  The reinsurance recoverable balance related to this case was reduced from approximately $238 million to approximately $31 million in the Company’s consolidated balance sheet.

On December 22, 2016, the Appellate Court, First Department affirmed the denial of the reinsurers’ motion to change venue and a trial is set to proceed on May 1, 2017 with regard to the remaining two defendants — both of which are subsidiaries of the same company.  At March 31, 2017, the claim related to the remaining defendants totaled $71 million, comprising the $31 million of reinsurance recoverable plus interest amounting to $40 million as of that date. Interest will continue to accrue at an annual rate of 9% until the amounts owed by the remaining defendants are paid, though the reinsurers still party to the case contested that interest is owed in a brief filed on June 6, 2016.  The interest that would be owed as part of any judgment ultimately entered in favor of the Company related to the remaining defendants is treated for accounting purposes as a gain contingency in accordance with FASB Topic 450, Contingencies, and accordingly has not been recognized in the Company’s consolidated financial statements.

Other Commitments and Guarantees

Commitments

Investment Commitments — The Company has unfunded commitments to private equity limited partnerships and real estate partnerships in which it invests.  These commitments totaled $1.60 billion at both March 31, 2017 and December 31, 2016.

Guarantees

The maximum amount of the Company’s contingent obligation for indemnifications related to the sale of businesses that are quantifiable was $358 million at March 31, 2017, of which $2 million was recognized on the balance sheet at that date.

The maximum amount of the Company’s obligation for guarantees of certain investments and third-party loans related to certain investments that are quantifiable was $150 million at March 31, 2017, approximately $75 million of which is indemnified by a third party.  The maximum amount of the Company’s obligation related to the guarantee of certain insurance policy obligations of a former insurance subsidiary was $480 million at March 31, 2017, all of which is indemnified by a third party.  For more information regarding Company guarantees, see note 16 of notes to the consolidated financial statements in the Company’s 2016 Annual Report as updated by the Company’s Current Report on Form 8-K filed on June 20, 2017.